                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

FILED BY THE REGISTRANT   [X]
Filed by a Party other than the Registrant   [_]


Check the appropriate box:
[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    DEFINITIVE PROXY STATEMENT
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       EAGLE POINT SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    NO FEE REQUIRED.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:  $[    ]

       (5)  Total fee paid:
            $[     ], equaling 1/50/th/ of one percent of the proposed maximum aggregate value of transaction.

[_]    Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

October 28, 1996



VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re:  Eagle Point Software Corporation Definitive Proxy Materials
               -----------------------------------------------------------

Ladies and Gentlemen:

          On behalf of Eagle Point Software Corporation, a Delaware corporation (the "Company"), transmitted herewith for filing pursuant to Regulation S-T and Rule 14a-6(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is (i) the letter to stockholders of the Chairman, President and Chief Executive Officer of the Company, (ii) the Notice of Annual Meeting of Stockholders and Proxy Statement and (iii) form of Proxy Card (collectively, the "1996 Proxy Materials"). Pursuant to Rule 14a-6(m) of the Exchange Act, a cover page in the form of Schedule 14A is transmitted with the 1996 Proxy Materials. The 1996 Proxy Materials will be released to stockholders on or before October 28, 1996.

          Should the Staff have any questions regarding the foregoing, please call the undersigned at (319) 556-8392.


Very truly yours,



Dennis J. George
Vice President,
Chief Financial Officer,
Secretary and Treasurer

EAGLE POINT SOFTWARE CORPORATION
4131 WESTMARK DRIVE
DUBUQUE, IOWA  52002-2627
(319) 556-8392


DEAR STOCKHOLDER:

On behalf of the Board of Directors and management of Eagle Point Software Corporation, I cordially invite you to attend the 1996 Annual Meeting of Stockholders of Eagle Point Software Corporation to be held at 3:00 p.m., local time, on Thursday, December 5, 1996, at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need to do is date and sign the proxy card and return it in such envelope.

We hope you can attend the 1996 Annual Meeting, but in any event, please complete and return the proxy card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

Sincerely,



RODNEY L. BLUM
Chairman



October 28, 1996

                        EAGLE POINT SOFTWARE CORPORATION
                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 5, 1996

The 1996 Annual Meeting of Stockholders (the "Annual Meeting") of Eagle Point Software Corporation, a Delaware corporation (the "Company"), will be held at 3:00 p.m., local time, on Thursday, December 5, 1996 at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa, for the purpose of considering and acting upon the following matters:

     1. To elect two directors to the Board of Directors of the Company, each to serve for a three-year term;

     2. To ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 1997; and

     3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on October 18, 1996 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 4131 Westmark Drive, Dubuque, Iowa, 52002-2627, for a period of ten days prior to the Annual Meeting.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need do is date and sign the proxy card and return it in such envelope.

By order of the Board of Directors,



DENNIS J. GEORGE
Secretary

October 28, 1996

                       EAGLE POINT SOFTWARE CORPORATION
                                PROXY STATEMENT


                              GENERAL INFORMATION

This Proxy Statement (the "Proxy Statement") is being furnished to the holders of Common Stock, $.01 par value ("Common Stock"), of Eagle Point Software Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the 1996 Annual Meeting of Stockholders of the Company to be held at 3:00 p.m., local time, on Thursday, December 5, 1996, at the Company's corporate headquarters, 4131 Westmark Drive, Dubuque, Iowa, 52002 and at any and all adjournments or postponements thereof (the "Annual Meeting"). The Company's principal executive office is located at 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

Each holder of record of Common Stock at the close of business on October 18, 1996 (the "Record Date") is entitled to receive notice of and to vote at the Annual Meeting. The holder of a majority of the shares of Common Stock outstanding and entitled to vote must be present in person or represented by proxy at the Annual Meeting in order for a quorum to be present. At the close of business on the Record Date there were 4,941,730 shares of Common Stock outstanding each of which entitles the registered holder thereof to one vote.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board for such items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending and voting in person at the Annual Meeting.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefore. This Proxy Statement and the related proxy card are first being mailed to stockholders of the Company on or about October 28, 1996.

                             ELECTION OF DIRECTORS

The Board of Directors consists of five persons and is divided into three staggered classes, each class serving a three-year term. The terms of the Class II Directors expire on the date of the Annual Meeting. Each of the two nominees for Class II Director, if elected, will serve three years until the 1999 Annual Meeting of Stockholders, or until a successor has been elected and qualified. The current Class I and Class III Directors will continue in office until the 1998 and 1997 Annual Meetings of Stockholders, respectively.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two Class II nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The two nominees receiving the highest number of votes will be elected. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.


                             NOMINEES FOR DIRECTOR

                      Class II - Nominees to Serve Until
                     1999 Annual Meeting of Stockholders:

JOHN F. BIVER, age 41, has been a Director of the Company since he co-founded the Company in 1983. He has served as Vice President-Civil Division since January 1990. Prior to founding the Company, he was a registered Professional Engineer with the civil engineering firm of Wright, Kilby, Sejkoara and Associates.

JAMES P. HICKEY, age 39, has been a Director of the Company since August 30, 1995. Since 1989, Mr. Hickey has been a Principal of William Blair & Company, an investment banking firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.


              MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

     Class I - Directors Serving Until 1998 Annual Meeting of Stockholders:

DENNIS J. GEORGE, age 33, has been a Director of the Company since April 1989. Since he joined the Company in April 1989, he has served as Vice President, Chief Financial Officer, Treasurer and Secretary. During 1988 he was the Financial Budget Analyst for the Ertl Company, a manufacturer of agricultural model toys. During 1987 he served as Finance Manager for D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets.

THOMAS O. MILLER, age 45, has been a Director of the Company since August 30, 1995. He currently serves as Senior Vice President of Norand Corporation ("Norand"), a manufacturer of hand-held data systems. From 1993 until September 1995 he served as Vice President-Mobile Systems of Norand and from 1990 until 1992 he served as Vice President-Marketing of Norand.

   Class III - Directors Serving Until 1997 Annual Meeting of Stockholders:

RODNEY L. BLUM, age 41, has been a Director of the Company since January 1990. He joined the Company in January 1990 as its President and Chief Executive Officer. From May 1988 until he joined the Company, he was Director of Sales and Marketing of D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets. From 1980 until May 1988 he served in various marketing and management positions at CyCare Systems, Incorporated, a provider of computerized information processing systems to the healthcare industry.



               DIRECTORS-- MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors met seven times during the fiscal year ended June 30, 1996 ("Fiscal 1996"), four times pursuant to regularly scheduled meetings and three times pursuant to special meetings. No director attended fewer than 75 percent of the meetings of the Board and committees thereof on which he served.

The Board of Directors has established two committees: an Audit Committee and a Compensation Committee. As of June 30, 1996 and as of the date of this Proxy Statement, the Audit Committee is comprised of Messrs. George, Hickey and Miller. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants and recommends the appointment of independent accountants to the Board of Directors. See "Ratification of Appointment of Independent Accountants." The Audit Committee met one time during Fiscal 1996.

As of June 30, 1996 and as of the date of this Proxy Statement, the Compensation Committee is comprised of Messrs. Hickey and Miller. The Compensation Committee makes recommendations regarding the compensation arrangements for top management and key employees of the Company, and in Fiscal 1996 administered the Eagle Point Software Corporation Stock Option Plan (the "Stock Option Plan"). The Compensation Committee met four times during Fiscal 1996.

Directors who are employees of the Company receive no compensation for serving as directors. Those directors who are not employees of the Company ("Outside Directors") do not receive an annual fee for serving as directors, but are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. In addition, each Outside Director participates in the Stock Option Plan. Pursuant to the Company's Stock Option Plan, which was approved by the Company's stockholders in June 1995 prior to the Company's initial public offering of Common Stock, each Outside Director, upon joining the Board, received an option to purchase 2,000 shares of Common Stock at an exercise price of $20.75, representing the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such option was granted. Upon election to the Board, any new Outside Director will also receive an option to purchase 2,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such stock option is granted. In addition, on the date of each annual meeting of stockholders of the Company, each person who is an Outside Director immediately after such meeting will receive an option to purchase 1,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such option is granted. As such, after the 1995 Annual Meeting, each Outside Director received option to purchase 1000 shares of common stock at an exercise price of $20.875 representing the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such option was granted. Each stock option granted to Outside Directors under the Stock Option Plan is immediately exercisable.

The Board of Directors has no nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of potential nominees for the Company's Board should be directed to the Company's Secretary, Dennis J. George, at 4131 Westmark Drive, Dubuque, Iowa, 52002-2627.


                         EXECUTIVE OFFICER COMPENSATION

The following table (the "Compensation Table") sets forth the aggregate compensation for the past three fiscal years of the individual who served as Chief Executive Officer during Fiscal 1996 and the four other most highly compensated executive officers for Fiscal 1996 (collectively, the "Named Executive Officers").


                          SUMMARY COMPENSATION TABLE
                          --------------------------
                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                                                       ------------
                                                ANNUAL COMPENSATION     SECURITIES
                                       FISCAL  ----------------------   UNDERLYING
     NAME AND PRINCIPAL POSITION        YEAR   SALARY ($)   BONUS ($)   OPTIONS (#)
     ----------------------------      ------  ----------  ----------   -----------
Rodney L. Blum                           1996   $116,766   $   46,588        --
Chairman, President and Chief            1995     95,262       77,552        --
   Executive Officer                     1994     85,229           (1)       --

John F. Biver                            1996     90,376       23,269        --
Vice President-Civil Division            1995     78,857       61,040        --
                                         1994     70,250           (1)       --

Dennis J. George                         1996     78,208       30,006        --
Vice President, Chief Financial          1995     55,150       46,969        --
   Officer, Treasurer and Secretary      1994     45,679           (1)       --

Edward T. Graham                         1996     50,000       16,171        --
Vice President-                          1995     50,000        9,518      50,000
   Structural Division                   1994     36,789       14,038 (1)    --

William P. LeMay                         1996     66,015        1,840         500
Chief Technology Officer                 1995     60,228        1,590       3,500
                                         1994     53,015          500        --

________________________
(1) During Fiscal 1995, the Company granted stock options in lieu of a bonus for Fiscal 1994 to each of Messrs. Blum, Biver and George with respect to 8,000, 6,400 and 4,800 shares of Common Stock, respectively. These stock options had an exercise price of $0.39 per share. During Fiscal 1995, the Company granted stock options for Fiscal 1994 to Mr. Graham with respect to 40,000 shares of Common Stock at an exercise price of $0.37 per share. During March 1995 all of these stock options were cancelled.

OPTION GRANTS

The following table sets forth information with respect to individual grants of options that were made during Fiscal 1996 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates/(1)/ of compound appreciation in the market value of the Common Stock over the term of the option grants. The table also relates those values to the gains that would be realized by all holders of Common Stock if those rates of appreciation were achieved. The Company has never granted stock appreciation rights.

                            OPTION GRANTS IN LAST FISCAL YEAR
                            ---------------------------------

                                 INDIVIDUAL GRANTS /(2)/
                    -------------------------------------------------          POTENTIAL REALIZABLE VALUE AT
                                              PERCENT OF                       ASSUMED ANNUAL RATES OF STOCK
                    NUMBER OF SECURITIES    TOTAL OPTIONS                   PRICE APPRECIATION FOR OPTION TERM
                         UNDERLYING           GRANTED TO      EXERCISE   -----------------------------------------
                          OPTIONS             EMPLOYEES        PRICE     EXPIRATION
NAME                    GRANTED (#)         IN FISCAL YEAR     ($/SH)       DATE       5% ($)/(1)/     10%($)/(1)/
----                --------------------    --------------    --------    ---------    -----------     -----------
Rodney L. Blum               --                   --             --          --             --              --

John F. Biver                --                   --             --          --             --              --

Dennis J. George             --                   --             --          --             --              --

Edward T. Graham             --                   --             --          --             --              --
William P. LeMay             500                  0.7%         $17.50     1/25/06       $5,505/(3)/    $13,945/(3)/

______________________
/(1)/ Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

/(2)/ Upon a sale of substantially all of the business and assets of the Company, each outstanding option will become exercisable in full.

/(3)/ The future hypothetical value of one share of Common Stock based on a fair market value of $17.50 on January 25, 1996, and assumed rates of appreciation of five percent and ten percent through January 25, 2006, would be $28.51 and $45.39, respectively.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES
                       ---------------------------------



                                                NO. OF UNEXERCISED
                                           OPTIONS AT JUNE 30, 1995 (#)
                                           ----------------------------

NAME                                    EXERCISABLE        UNEXERCISABLE
----                                    -----------        -------------
Rodney L. Blum                              --                  --
John F. Biver                               --                  --
Dennis J. George                            --                  --
Edward T. Graham                          15,384              34,616
William P. LeMay                            175                3,825


EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements ("Executive Employment Agreements") with each of Rodney L. Blum, John F. Biver and Dennis J. George to serve as its President and Chief Executive Officer, Vice President-Civil Division and Vice President, Chief Financial Officer, Secretary and Treasurer, respectively. Mr. Blum, Mr. Biver and Mr. George (each an "Executive Employee") received annual salaries of $116,766, $90,376 and $78,208, respectively in fiscal 1996, and each are entitled to participate in the Company's bonus program for executive officers. Each Executive Employee's salary is subject to change as determined by the Compensation Committee of the Board of Directors. None of the Executive Employment Agreements contain a specified expiration date, although the Company may terminate each such agreement at any time upon thirty days' written notice to the Executive Employee, and each Executive Employee may terminate his respective agreement at any time upon thirty days' written notice to the Company.

If an Executive Employment Agreement is terminated by virtue of an Executive Employee's disability, such Executive Employee will be entitled to receive a lump sum payment equal to one and one-half times the cumulative compensation payable to him for the twelve months immediately proceeding the effective date of termination. If an Executive Employment Agreement is terminated by virtue of an Executive Employee's death, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding his death. If an Executive Employment Agreement is terminated for any other reason, other than for any act of theft, embezzlement, or other documented proof of material dishonesty, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding such termination.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

EAGLE POINT'S COMPENSATION PHILOSOPHY

The Company recognizes that the success of its business is based on the performance of its employees, and that its employees are the Company's primary asset. With that understanding, the Compensation Committee of the Board of Directors applies the following operating principles in its duties as administrator of the compensation of the Company's management and key employees:

     1. Be competitive in all aspects of compensation and consistently demonstrate a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

     2. Award stock options to executives in order to align management's and stockholders' interests.

     3. Provide variable compensation opportunities based on the financial performance of the Company -- when objectives are met or exceeded, the incentive awards can be attractive.

     4. Adhere to a compensation strategy that effectively balances short- and long-term goals of the Company.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

The Compensation Committee of the Board, presently comprised of two Outside Directors, makes executive compensation decisions. In making these decisions, the Committee considers recommendations made by the Company's senior management team. Key components of the Company's executive compensation decisions include:

     1. Base salary - designed to comprise approximately 60% to 70% of potential compensation.

     2. Cash bonus/stock option awards - designed to help provide a direct link between executive compensation and the individual's role in helping the Company attain quarterly and annual performance measures.

The Committee believes this type of executive compensation structure effectively serves the interests of both the Company and its stockholders. The Committee also believes the program allows the Company to attract and retain outstanding executives, and motivate these executives to perform at the highest levels.

CEO COMPENSATION

Mr. Rodney L. Blum has served as the Company's CEO since January 1990. In Fiscal 1996 Mr. Blum received a salary of $116,766. Mr. Blum's compensation is substantially related to the Company's performance pursuant to the Company's bonus program for its executive officers - Mr. Blum is eligible to receive a bonus payment if certain financial objectives for the Company are met. Mr. Blum's compensation during Fiscal 1996 reflects the strategic importance of Mr. Blum to the Company and his anticipated future contributions toward achievement of the Company's growth objectives.

The foregoing report has been furnished by the Committee.

     The Compensation Committee of the Board of Directors

          James P. Hickey
          Thomas O. Miller

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS
                          AND PRINCIPAL STOCKHOLDERS

The following table sets forth information as of October 1, 1996 concerning the beneficial ownership of Common Stock for each Director, the Named Executive Officers, all Directors and Executive Officers as a group, and each holder of 5% or more of the Company's Common Stock. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable. The table does not include options which are not exercisable within 60 days.


                                         NUMBER                      % OF TOTAL
     NAME OF                               OF                       OUTSTANDING
BENEFICIAL HOLDER                     SHARES/(1)/                      SHARES
-----------------                    --------------                 ------------
John F. Biver*                            1,239,816                    25.09%
Rodney L. Blum*                             953,574                    19.30
Dennis J. George*                           381,480                     7.72
James P. Hickey                               5,000/(2)/               --
Thomas O. Miller                              3,000/(2)/               --
Edward T. Graham*                            16,723/(3)/               --
William P. LeMay*                               524/(4)/               --
All Directors and Executive
  Officers as a group (7 persons)         2,598,117/(5)/               52.58


-------------------------
/(1)/ Based on the number of shares outstanding at, or acquirable within, 60 days of October 1, 1996.

/(2)/ Includes 3,000 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1996.

/(3)/ Includes 15,384 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1996.

/(4)/ Includes 175 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1996.

/(5)/ Includes 18,559 shares which executive officers and directors have the right to acquire under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1996.

* Principal address of such beneficial holder is c/o Eagle Point Software Corporation, 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

                               PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on June 16, 1995 with the Nasdaq Computer & Data Processing Index (the "Computer Index") and with The Nasdaq Stock Market - U.S. Index (the "Nasdaq Index"). The comparison is based on the assumption that $100.00 was invested on June 16, 1995 in each of the Company's Common Stock, the Computer Index and the Nasdaq Index.

Note: The stock price performance shown below is not necessarily indicative of future price performance.

                COMPARISON OF 12 MONTH CUMULATIVE TOTAL RETURN*
   AMONG EAGLE POINT SOFTWARE CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                             [GRAPH APPEARS HERE]


*$100 INVESTED ON 6/16/95 IN STOCK OR INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING JUNE 30.




                                            CUMULATIVE TOTAL RETURN
                                   -----------------------------------------
                                               6/16/95  6/30/95     6/30/96
EAGLE POINT SOFTWARE CORPORATION     EGPT        100      131          54
NASDAQ STOCK MARKET - US             INAS        100      103         132
NASDAQ COMPUTER & DATA PROCESSING    INAD        100      104         138

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

James P. Hickey, an Outside Director of the Company since August 1995, is a principal of William Blair & Company, L.L.C., an investment banking firm ("William Blair"). William Blair was one of the managing underwriters of the Company's initial public offering of Common Stock in June 1995. The Company currently maintains a no-fee money market account with William Blair.


                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT ACCOUNTS

The Board of Directors has appointed Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending June 30, 1997. If a majority of the stockholders in attendance at the Annual Meeting, in person or by proxy, fail to ratify the appointment, the appointment of other independent accountants will be considered by the Board of Directors. Abstentions will have the same effect as votes against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal. Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended June 30, 1992. Representatives of Deloitte & Touch LLP are expected to be at the Annual Meeting and will be available to respond to appropriate questions. Deloitte & Touche LLP will also have the opportunity to make a statement at the Annual Meeting if they desire to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1997.


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than June 27, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


                COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company believes that, during Fiscal 1996, its Reporting Persons complied with all filing requirements applicable to them.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's 1996 Annual Report for Fiscal 1996 accompanies this Proxy Statement.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE TO ANY STOCKHOLDER SUBMITTING A REQUEST THEREFOR TO:

DENNIS J. GEORGE
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY
EAGLE POINT SOFTWARE CORPORATION
4131 WESTMARK DRIVE
DUBUQUE, IOWA  52002-2627
TELEPHONE:  (319) 556-8392


                                OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

PROXY

                       EAGLE POINT SOFTWARE CORPORATION

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 5, 1996 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Eagle Point Software Corporation (the "Company") does hereby acknowledge receipt of Notice of said Annual meeting and the accompanying Proxy Statement and does hereby constitute and appoint Rodney
L. Blum and Dennis J. George, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 5, 1996 at 3:00 p.m. (local time) at the Company's corporate headquarters, 4131 Westmark Drive, Dubuque IA 52002 and at any adjournment thereof, as follows:


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 TO APPROVE DELOITTE & TOUCHE LLP.

                    (PLEASE DATE AND SIGN ON REVERSE SIDE)

 A        [X]      PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE



                                           WITHHOLD
                 For all nominees          AUTHORITY           NOMINEES:
                 listed at right    for all nominees listed    John F. Biver
                                                               James P. Hickey



1.   Election          [ ]                    [ ]
     of Class II
     Directors

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)






                  FOR        AGAINST   ABSTAIN

                  [ ]          [ ]       [ ]

2.  Proposal to approve the appointment
    of Deloitte & Touche, LLP as the
    independent public accountants of the
    Company.


3. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.


THIS PROXY SHALL BE VOTED IN ACCORDNCE WITH THE INSTRUCTIONS GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR THE NOMINEES LISTED ABOVE AND IN FAVOR OF PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT SAID METING, THIS PROXY SHALL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.

You are urged to mark, sign, date and return your proxy card without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.



Signature:
           --------------------        --------------------------
                                       (SIGNATURE IF HELD JOINTLY)

                                                   Date:________ , 1996

NOTE: When signing the proxy, please take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.